DELAWARE POOLED TRUST
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The Intermediate Fixed Income Portfolio

Supplement to the Current Prospectus dated February 28, 2007

The following paragraphs are added as the second and third paragraphs in the section entitled "Fund Officers and Portfolio Managers":

Delaware Investment Advisers ("DIA") has announced that it has entered into discussions with Logan Circle Partners about a possible transaction involving certain members of the taxable fixed income team. This team is also part of Delaware Management Company ("DMC"), the investment manager to the Portfolios listed above. Regardless of whether this transaction is consummated, DIA and DMC anticipate that they will continue to have substantial fixed income teams in place to support their commitment to managing fixed income strategies.

Although the precise scope of the expected transaction is still under consideration, the desire of the involved parties is to structure this transaction in a manner that minimizes any potential disruption to clients. It is anticipated that there would be an appropriate transition period which would allow for continued and consistent management of the fixed income products.

Please keep this Supplement for future reference.

This Supplement is dated March 12, 2007.